UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]       Preliminary Proxy Statement
[   ]       Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]       Definitive Proxy Statement
[   ]       Definitive Additional Materials
[   ]       Soliciting Material Pursuant to §240.14a-12

Claymore Dividend & Income Fund

(Name of Registrant As Specified in its Charter)

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[ X]        No Fee Required
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CLAYMORE DIVIDEND & INCOME FUND
2455 Corporate West Drive
Lisle, Illinois 60532

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on September 23, 2010

     Notice is hereby given to the holders of common shares of beneficial interest, par value $0.01 per share (“Shares”), of Claymore Dividend & Income Fund (the “Fund”) that the annual meeting of shareholders of the Fund (the “Annual Meeting”) will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois 60532, on Thursday, September 23, 2010, at 8:00 a.m. Central time. The Annual Meeting is being held for the following purposes:

1.	To elect two Trustees as Class III Trustees to serve until the Fund’s 2013 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

2.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     The Board of Trustees (the “Board”) of the Fund, including all of the Independent Trustees, unanimously recommends that you vote “FOR ALL” of the nominees for the Board of Trustees listed in the accompanying Proxy Statement.

         The Board has fixed the close of business on August 23, 2010 (the “Record Date”), as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. We urge you to mark, sign, date, and mail the enclosed proxy in the postage-paid envelope provided or vote your proxy via telephone or the Internet so you will be represented at the Annual Meeting.

By order of the
Board of Trustees,

/s/ J. Thomas Futrell

J. Thomas Futrell
Chief Executive Officer

Lisle, Illinois
August 30, 2010

        IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR PROXY BY TELEPHONE, INTERNET OR MAIL. IF VOTING YOUR PROXY BY MAIL, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU WILL BE ABLE TO DO SO AND YOUR VOTE AT THE ANNUAL MEETING WILL REVOKE ANY PROXY YOU MAY HAVE SUBMITTED. MERELY ATTENDING THE ANNUAL MEETING, HOWEVER, WILL NOT REVOKE ANY PREVIOUSLY SUBMITTED PROXY. YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN, PLEASE SEND IN YOUR PROXY CARD (OR VOTE YOUR PROXY BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS CONTAINED ON THE PROXY CARD) TODAY.

CLAYMORE DIVIDEND & INCOME FUND

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 23, 2010

         This Proxy Statement (“Proxy Statement”) is furnished to the holders of common shares of beneficial interest, par value $0.01 per share (“Shares”), of Claymore Dividend & Income Fund (the “Fund”) in connection with the solicitation by the Board of Trustees of the Fund (the “Board”) of proxies to be voted at the annual meeting of shareholders of the Fund to be held on Thursday, September 23, 2010, and any adjournment or postponement thereof (the “Annual Meeting”). The Annual Meeting will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois 60532 on Thursday, September 23, 2010, at 8:00 a.m. Central time.

         This document gives you information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Shareholders (“Notice of Annual Meeting”). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”). If there is anything you don’t understand, please contact us at our toll-free number: (866) 392-3004.

        The Fund will furnish, without charge, a copy of the Fund’s most recent annual report and semi-annual report to shareholders to any shareholder upon request. Requests should be directed to Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532, (866) 392-3004.

         The Notice of Annual Meeting, this Proxy Statement and the enclosed proxy card are first being sent to the Fund’s shareholders on or about August 30, 2010.

    •  Why is a shareholder meeting being held?

      The Fund’s Shares are listed on the New York Stock Exchange (the “NYSE”),  under the ticker symbol “DCS,” which requires the Fund to  hold an annual meeting of shareholders to elect Trustees each fiscal year.

      •  What proposal will be voted on at the Annual Meeting?

                  Shareholders of the Fund are being asked to vote on the following proposal  at the Annual Meeting:

      1.   To elect two Trustees as Class III Trustees (Mr. Robert B. Karn III and Mr. Robert E. Toupin, Jr. are the nominees) to serve until the Fund’s 2013 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

•	Will your vote make a difference?

YES! Your vote is important and could make a difference in the governance of the Fund, no matter how many Shares you own.

•	Who is asking for your vote?

The enclosed proxy is solicited by the Board for use at the Annual Meeting to be held on September 23, 2010, and, if the Annual Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Annual Meeting.

•	How does the Board recommend that shareholders vote on the proposal?

The Board, including the Independent Trustees, unanimously recommends that you vote “FOR ALL” of the nominees for the Board (Mr. Robert B. Karn III and Mr. Ronald E. Toupin, Jr.).

•	Who is eligible to vote?

Shareholders of record of the Fund at the close of business on August 23, 2010 (the “Record Date”) are entitled to be present and to vote at the Annual Meeting or any adjournment or postponement thereof. Shareholders will be entitled to one vote on each matter to be voted for each Share of the Fund held and a fractional vote with respect to fractional Shares, with no cumulative voting.

•	How do you vote your shares?

Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage- paid envelope provided or vote your proxy via telephone or the Internet so your Shares will be represented at the Annual Meeting. Information regarding how to vote your proxy via telephone or the Internet is included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date. If you wish to attend the Annual Meeting and vote in person, you will be able to do so. You may contact the Fund at (866) 392-3004 to obtain directions to the site of the Annual Meeting.

All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies’ discretion. Shareholders who execute proxy cards or vote their proxies via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

•	What vote is required to approve the Proposal?

The affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to elect a trustee nominee.

•	How many Shares of the Fund were outstanding as of the Record Date?

At the close of business on the Record Date, the Fund had 4,993,991 Shares outstanding.

THE PROPOSAL: ELECTION OF TRUSTEES

    The Fund’s Shares are listed on the NYSE, which requires the Fund to hold an annual meeting of shareholders to elect Trustees each fiscal year. Therefore, shareholders of the Fund are being asked to elect two Trustees as Class III Trustees (Messrs. Robert B. Karn III and Ronald E. Toupin, Jr. are the nominees) to serve until the Fund’s 2013 annual meeting of shareholders or until their respective successors shall have been elected and qualified.

Composition of the Board of Trustees

    The Trustees of the Fund are classified into three classes: Class I Trustees, Class II Trustees and Class III Trustees. Assuming each of the nominees is elected at the Annual Meeting, the Board will be constituted as follows:

    CLASS I TRUSTEES

    -Mr. Randall C. Barnes and Mr. David C. Hooten are the Class I Trustees. The term of the Class I Trustees of the Fund will continue until the Fund’s 2011 annual meeting of shareholders or until successors shall have been elected and qualified.

    CLASS II TRUSTEES

    -Mr. Roman Friedrich III and Mr. Ronald A. Nyberg are the Class II Trustees. The term of the Class II Trustees of the Fund will continue until the Fund’s 2012 annual meeting of shareholders or until successors shall have been elected and qualified.

    CLASS III TRUSTEES

    -Mr. Robert B. Karn III and Mr. Ronald E. Toupin, Jr. are the Class III Trustees. Messrs. Karn and Toupin are standing for election at the Annual Meeting. If elected, the term of the Class III Trustees of the Fund will continue until the Fund’s 2013 annual meeting of shareholders or until successors shall have been elected and qualified.

    Generally, the Trustees of only one class are elected at each annual meeting of shareholders, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three year period. Each trustee nominee elected at the annual meeting as a Class III Trustee of the Fund will hold office until the Fund’s 2013 annual meeting of shareholders or until his successor shall have been elected and qualified. The other Trustees of the Fund will continue to serve under their current terms as described above. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR ALL” the election of the trustee nominees named above. Each trustee nominee nominated by the Board has indicated that he has consented to serve as a Trustee if elected at the Annual Meeting. If a designated trustee nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Trustees

         Certain information concerning the Trustees and officers of the Fund is set forth in the tables below. The “interested” Trustee (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) is indicated below. Independent Trustees are those who are not interested persons of the Fund, the Fund’s investment adviser, Claymore Advisors, LLC (“Claymore” or the “Adviser”), or the Fund’s investment sub-adviser, Manning & Napier Advisors, Inc. (“Manning” or the “Sub-Adviser”), and comply with the definition of “independent” (as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended) (the “Independent Trustees”).

         The Fund is part of a fund complex (referred to herein as the “Fund Complex”) that, as of the date of this Proxy Statement, consists of fourteen closed-end funds, including the Fund, and forty-two exchange-traded funds (“ETFs”). The Fund Complex is overseen by multiple boards of trustees.

		Term of			Other
		Office(2)		Number of	Directorships
		and		Portfolios in	held by
	Position(s)	Length		Fund Complex	Trustee
Name, Address(1)	Held with	of Time	Principal Occupation	Overseen by	During the Past
and Year of Birth	Fund	Served	During The Past Five Years	Trustee	Five Years

INDEPENDENT TRUSTEES:

Randall C. Barnes(3)	Trustee	Trustee	Private Investor. Formerly, Senior Vice	52	None.
Year of birth: 1951		since 2010(3)	President & Treasurer (1993-1997),
			President, Pizza Hut International
			(1991-1993) and Senior Vice President,
			Strategic Planning and New Business
			Development (1987-1990) of PepsiCo, Inc.

Roman Friedrich III	Trustee	Trustee	Founder of Roman Friedrich & Company,	2	Director of GFM
Year of birth 1946		since 2003	which specializes in the provision of		Resources Ltd.,
			financial advisory services to corporations		Zincore Metals
			in the resource sector (1998-present).		Inc. and Electrum
			Formerly, Managing Director of TD Securities		Capital Corp.
			(1996-1998); Managing Director of Lancaster
			Financial Ltd. (1990-1996); Managing
			Director of Burns Fry Ltd. (1980-1984);
			President of Chase Manhattan Bank (Canada)
			Ltd. (1975-1977).

Robert B. Karn III*(3)	Trustee	Trustee	Consultant (1998-present). Previously, Managing	3	Director of
Year of birth: 1942		since 2010(3)	Partner, Financial and Economic Consulting,		Peabody Energy
			St. Louis office of Arthur Andersen, LLP.		Company (2003
					to present), GP
					Natural Resource
					Partners LLC
					(2002 to present)
					and Kennedy
					Capital
					Management, Inc.
					(2002 to present).

Ronald A. Nyberg	Trustee	Trustee	Partner of Nyberg & Cassioppi, LLC, a law	54	None.
Year of birth: 1953		since 2003	firm specializing in Corporate Law, Estate
			Planning and Business Transactions
			(2000-present). Formerly, Executive Vice
			President, General Counsel and Corporate
			Secretary of Van Kampen Investment
			(1982-1999).

		Term of			Other
		Office(2)		Number of	Directorships
		and		Portfolios in	held by
	Position(s)	Length		Fund Complex	Trustee
Name, Address(1)	Held with	of Time	Principal Occupation	Overseen by	During the Past
and Year of Birth	Fund	Served	During The Past Five Years	Trustee	Five Years

Ronald E. Toupin,	Trustee	Trustee	Retired. Formerly, Vice President Manager	51	None.
Jr.*		since 2003	and Portfolio Manager of Nuveen Asset
Year of birth: 1958			Management (1998-1999), Vice President
			of Nuveen Investment Advisor Corporation
			(1992-1999), Vice President and Manager
			of Nuveen Unit Investment Trusts
			(1991-1999) and Assistant Vice President
			and Portfolio Manager of Nuveen Unit
			Investment Trusts (1988-1999), each of
			John Nuveen & Company, Inc. (1982-1999).

David C. Hooten†	Trustee	Trustee	Chairman of the Board of Directors and	1	None.
Year of birth: 1962		since 2008	Chief Executive Officer (2001-present) of
			Claymore Group Inc. and its predecessor
			companies.

*	Nominee for election as a Trustee at the Annual Meeting.
†	Mr. Hooten is an interested person of the Fund, as defined in the 1940 Act (“Interested Trustee”), because he is an officer of the Adviser and certain of its affiliates.
(1)	The business address of each Trustee of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.
(2)	Each Trustee is generally expected to serve a three year term concurrent with the class of Trustees for which he serves.
(3)	Mr. Barnes and Mr. Karn were appointed by the Board to fill vacancies resulting from the resignation of a Trustee and an increase in the number of Trustees of the Fund.

Trustee Qualifications

     The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Trustees, availability and commitment to attend meetings and perform the responsibilities of a Trustee and, for each Independent Trustee, a demonstrated willingness to take an independent and questioning view of management.

     The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this proxy statement, that each Trustee should serve as a Trustee in light of the Fund’s business and structure. References to the qualifications, attributes and skills of Trustees do not constitute the holding out of any Trustee as being an expert under Section 7 of the Securities Act of 1933, as amended, and the rules and regulations of the SEC.

     Randall C. Barnes. Mr. Barnes has served as a Trustee of the Fund since 2010 and a trustee of other funds in the Fund Complex since 2004. Mr. Barnes also serves on the board of certain Claymore sponsored Canadian funds. Through his service as a Trustee of the Fund, employment experience as President of Pizza Hut International and as Treasurer of PepsiCo, Inc., and his personal investment experience, Mr. Barnes is experienced in financial, accounting, regulatory and investment matters.

         Roman Friedrich III. Mr. Friedrich has served as a Trustee of the Fund and other funds in the Fund Complex since 2003. Mr. Friedrich also serves on the board of certain Claymore sponsored Canadian funds. Through his service as a Trustee, his service on other public company boards, his experience as founder and chairman of Roman Friedrich & Company, a financial advisory firm and his prior experience as a senior executive of various financial securities firms, Mr. Friedrich is experienced in financial, investment and regulatory matters.

        Robert B. Karn III. Mr. Karn has served as a Trustee of the Fund since 2010 and a trustee of other funds in the Fund Complex since 2004. Through his service as a Trustee of the Fund, his service on other public and private company boards, his experience as an accountant and consultant, and his prior experience, including Managing Partner of the Financial and Economic Consulting Practice of the St. Louis office at Arthur Andersen, LLP, Mr. Karn is experienced in accounting, financial, investment and regulatory matters.

        Ronald A. Nyberg. Mr. Nyberg has served as a Trustee of the Fund and other funds in the Fund Complex since 2003. Through his service as a Trustee of the Fund and as chairman of the Nominating and Governance Committee, his professional training and experience as an attorney and partner of a law firm, Nyberg & Cassioppi LLC, and his prior employment experience, including Executive Vice President and General Counsel of Van Kampen Investments, an asset management firm, Mr. Nyberg is experienced in financial, regulatory and governance matters.

         Ronald E. Toupin, Jr. Mr. Toupin has served as a Trustee of the Fund and other funds in the Fund Complex since 2003. Through his service as a Trustee of the Fund and as chairman of the Audit Committee, and his professional training and employment experience, including Vice President and Portfolio Manager for Nuveen Asset Management, an asset management firm, Mr. Toupin is experienced in financial, regulatory and investment matters.

         David C. Hooten. Mr. Hooten has served as a Trustee of the Fund since 2008. Through his service as a Trustee of the Fund and his experience as Chairman of the Board of Directors and Chief Executive Officer of the Adviser and certain of its affiliated companies, Mr. Hooten is experienced in financial, investment and regulatory matters.

         Each Trustee also now has considerable familiarity with the Adviser and other service providers, and their operations, as well as the special regulatory requirements governing regulated investment companies and the special responsibilities of investment company trustees as a result of his substantial prior service as a Trustee of the Fund and/or other funds in the Fund Complex.

Executive Officers

     The following information relates to the executive officers of the Fund who are not Trustees. The Fund’s officers receive no compensation from the Fund but may also be officers or employees of the Adviser, the Sub-Adviser or affiliates of the Adviser or the Sub-Adviser and may receive compensation in such capacities.

Term of
Office(2) and
Length
Name, Address(1)		of Time	Principal Occupation During
and Age	Title	Served	the Past Five Years
J. Thomas Futrell	Chief	Since 2008	Senior Managing Director, Chief Investment
Year of birth: 1955	Executive		Officer (2008-present) of Claymore Advisors,
	Officer		LLC and Claymore Securities, Inc.; Chief
Executive Officer of certain funds in the Fund
Complex. Formerly, Managing Director in
charge of Research for Nuveen Asset
Management (2000-2007).

Kevin M. Robinson	Chief Legal	Since 2008	Senior Managing Director, General Counsel
Year of birth: 1959	Officer and		and Corporate Secretary (2007-present) of
	Secretary		Claymore Advisors, LLC and Claymore
Securities, Inc.; Chief Legal Officer of certain
funds in the Fund Complex. Formerly,
Associate General Counsel (2000-2007) of
NYSE Euronext, Inc. Formerly, Archipelago
Holdings, Inc. Senior Managing Director and
Associate General Counsel (1997-2000) of
ABN Amro Inc. Formerly, Senior Counsel in
the Enforcement Division of the U.S. Securities
and Exchange Commission (1989-1997).

Steven M. Hill	Chief	Since 2004	Senior Managing Director of Claymore
Year of birth: 1964	Financial		Advisors, LLC and Claymore Securities, Inc.
	Officer,		(2005- present). Formerly, Chief Financial
	Chief		Officer (2005-2006) Claymore Group Inc.
	Accounting		Managing Director of Claymore Advisors,
	Officer and		LLC and Claymore Securities, Inc. (2003-
	Treasurer		2005). Previously, Treasurer of Henderson
Global Funds and Operations Manager for
Henderson Global Investors (NA) Inc., (2002-
2003); Managing Director, FrontPoint Partners
LLC (2001- 2002); Vice President, Nuveen
Investments (1999-2001); Chief Financial
Officer, Skyline Asset Management LP,
(1999); Vice President, Van Kampen
Investments and Assistant Treasurer, Van
Kampen mutual funds (1989-1999).

Bruce Saxon	Chief	Since 2006	Vice President - Fund Compliance Officer of
Year of birth: 1957	Compliance		Claymore Securities, Inc. (2006-present). Chief
	Officer		Compliance Officer of certain funds in the
Fund Complex. Chief Compliance
Officer/Assistant Secretary of Harris
Investment Management, Inc. (2003-2006).
Director-Compliance of Harrisdirect LLC
(1999-2003).

Term of
Office(2) and
Length
Name, Address(1)		of Time	Principal Occupation During
and Age	Title	Served	the Past Five Years
James Howley	Assistant	Since 2007	Vice President, Fund Administration of
Year of birth: 1972	Treasurer		Claymore Securities, Inc. (2004-present).
Assistant Treasurer of certain funds in the Fund
Complex. Previously, Manager, Mutual Fund
Administration of Van Kampen Investments,
Inc. (1996-2004).

Donald P. Swade	Assistant	Since 2008	Vice President, Fund Administration (2006-
Year of birth: 1972	Treasurer		present) of Claymore Advisors, LLC
and Claymore Securities, Inc.; Assistant
Treasurer of certain funds in the Fund
Complex. Formerly, Manager-Mutual Fund
Financial Administration (2003-2006) for
Morgan Stanley/Van Kampen Investments.

Mark J. Furjanic	Assistant	Since 2008	Vice President, Fund Administration-Tax
Year of birth: 1959	Treasurer		(2005-present) of Claymore Advisors, LLC and
Claymore Securities, Inc.; Assistant Treasurer
of certain funds in the Fund Complex.
Formerly, Senior Manager (1999-2005) for
Ernst & Young LLP

Mark E. Mathiasen	Assistant	Since 2008	Vice President; Assistant General Counsel of
Year of birth: 1978	Secretary		Claymore Group Inc. (2007-present). Secretary
of certain funds in the Fund Complex.
Previously, Law Clerk, Idaho State Courts
(2003-2006).

Melissa J. Nguyen	Assistant	Since 2006	Vice President, Assistant General Counsel of
Year of birth: 1978	Secretary		Claymore Group, Inc. (2005-present).
Secretary of certain funds in the Fund
Complex. Formerly, Associate, Vedder Price
P.C. (2003-2005).

Elizabeth H. Hudson	Assistant	Since 2009	Assistant General Counsel of Claymore Group
Year of birth: 1980	Secretary		Inc. (2009-present). Assistant Secretary of
certain funds in the Fund Complex. Previously,
associate at Bell, Boyd & Lloyd LLP (nka
K&L Gates LLP) (2007-2008). J.D.,
Northwestern University (2004-2007).

(1)	The business address of each officer of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.

(2)	Officers serve at the pleasure of the Board and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Board Leadership Structure

     The primary responsibility of the Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. The Fund’s day-today operations are managed by the Adviser, the Sub Adviser and other service providers who have been approved by the Board. The Board is currently comprised of six Trustees, five of whom (including the chairman) are classified under the 1940 Act as Independent Trustees and one of whom is classified as an Interested Trustee.

Generally, the Board acts by majority vote of all the Trustees, including a majority vote of the Independent Trustees if required by applicable law.

         The Board has appointed a chairperson who is an Independent Trustee (“Independent Chairperson”), who presides at Board meetings and who is responsible for, among other things, participating in the planning of Board meetings, setting the tone of Board meetings and seeking to encourage open dialogue and independent inquiry among the Trustees and management. Mr. Friedrich serves as the Independent Chairperson of the Board. The Board has established two standing committees (as described below) and has delegated certain responsibilities to those committees, each of which is comprised solely of Independent Trustees. The Board and its committees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers, review the Fund’s financial statements, oversee compliance with regulatory requirements, and review performance. The Independent Trustees are represented by independent legal counsel at Board and committee meetings. The Board has determined that this leadership structure, including an Independent Chairperson, a supermajority of Independent Trustees and committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Fund.

Board Committees

         The Trustees have determined that the efficient conduct of the Trustees’ affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The committees of the Board are the Audit Committee and the Nominating and Governance Committee.

        Audit Committee. The Board has an Audit Committee, which is composed of Roman Friedrich III, Ronald A. Nyberg and Ronald E. Toupin, Jr., each of whom is an Independent Trustee as defined above and is “independent” as defined by NYSE listing standards. Mr. Toupin serves as chairperson of the Audit Committee. It is anticipated that Messrs. Randall C. Barnes and Robert B. Karn III will be appointed to the Audit Committee at its next regularly scheduled meeting.

         The Audit Committee is charged with selecting an independent registered public accounting firm for the Fund and reviewing accounting matters with the Fund’s independent registered public accounting firm. Each member of the Audit Committee is an Independent Trustee as defined above and also meets the additional independence requirements for audit committee members as defined by NYSE listing standards.

         The Audit Committee is governed by a written charter, the most recent version of which was approved by the Board on June 16, 2010 (the “Audit Committee Charter”). In accordance with proxy rules promulgated by the SEC, a fund’s audit committee charter is required to be filed at least once every three years as an exhibit to a fund’s proxy statement. The Fund’s Audit Committee Charter is attached as Appendix A hereto.

       The Audit Committee presents the following report on behalf of the Fund:

   The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund, (ii) the Audit Committee discussed with the Fund’s independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the Fund’s independent registered public accounting firm required by Independence Standards Board Standard No. 1 and has discussed with the Fund’s independent registered public accounting firm the independence of the Fund’s independent registered public accounting firm and (iv) the Audit Committee  recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund’s Annual Report for the past fiscal year.

      Nominating and Governance Committee. The Board has a Nominating and Governance Committee, which is composed of Roman Friedrich III, Ronald A. Nyberg and Ronald E. Toupin, Jr., each of whom is an Independent Trustee as defined above and is “independent” as defined by NYSE listing standards. Mr. Nyberg serves as chairperson of the Nominating and Governance Committee. It is anticipated that Messrs. Randall C. Barnes and Robert B. Karn III will be appointed to the Nominating and Governance Committee at its next regularly scheduled meeting.

       The Nominating and Governance Committee is governed by a written charter, the most recent version of which was approved by the Board on December 9, 2008 (the “Nominating and Governance Committee Charter”). In accordance with proxy rules promulgated by the SEC, a fund’s nominating committee charter is required to be filed at least once every three years as an exhibit to a fund’s proxy statement. The Fund’s Nominating and Governance Committee Charter was attached as Appendix A to the Fund’s 2009 Proxy Statement.

       The Nominating and Governance Committee (i) evaluates and recommends all candidates for election or appointment as members of the Board and recommends the appointment of members and chairs of each committee of the Board, (ii) reviews policy matters affecting the operation of the Board and committees of the Board, (iii) periodically evaluates the effectiveness of the Board and committees of the Board and (iv) oversees the contract review process, including review of the Fund’s advisory agreements and other contracts with affiliated service providers. In considering trustee nominee candidates, the Nominating and Governance Committee requires that trustee candidates have a college degree or equivalent business experience and may take into account a wide variety of factors in considering trustee candidates, including (but not limited to) availability and commitment of a candidate to attend meetings and perform the responsibilities of a trustee, relevant experience, educational background, financial expertise, the candidate’s ability, judgment and expertise and overall diversity of the Board’s composition. The Nominating and Governance Committee may consider candidates recommended by various sources, including (but not limited to) such Fund’s Trustees, officers, investment advisers and shareholders. The Nominating and Governance Committee will not nominate a person for election to the Board after such person has reached the age of seventy-two (72), unless such person would be an Interested Trustee. The Nominating and Governance Committee may, but is not required to, retain a third party search firm to identify potential candidates.

         A trustee candidate must (i) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Nominating and Governance Committee to evaluate the candidate and to determine, among other matters, whether the candidate would qualify as an Independent Trustee; (ii) be prepared to submit character references and agree to appropriate background checks; and (iii) be prepared to meet with one or more members of the Nominating and Governance Committee at a time and location convenient to those Nominating and Governance Committee members in order to discuss the nominee’s qualifications.

         The Nominating and Governance Committee will consider trustee candidates recommended by the Fund’s shareholders. The Nominating and Governance Committee will consider and evaluate trustee nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.

         In considering trustee nominee candidates, the Nominating and Governance Committee takes into account a wide variety of factors, including the overall diversity of the Board’s composition. The Nominating and Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

         To have a candidate considered by the Nominating and Governance Committee, a shareholder must submit the recommendation in writing and must include the information required by the “Procedures for Shareholders to Submit Nominee Candidates” that are set forth as Appendix B to the Nominating and Governance Committee Charter, which was attached as Appendix A to the Fund’s 2009 Proxy Statement. Shareholder recommendations must be sent to the Fund’s Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

         The nominees for election at the Annual Meeting currently serve as Trustees and were unanimously nominated by the Board and the Nominating and Governance Committee.

Board’s Role in Risk Oversight

         Consistent with its responsibility for oversight of the Fund, the Board, among other things, oversees risk management of the Fund’s investment program and business affairs directly and through the committee structure it has established. The Board has established the Audit Committee and the Nominating and Governance Committee to assist in its oversight functions, including its oversight of the risks the Fund faces. Each committee reports its activities to the Board on a regular basis. Risks to the Fund include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Fund. The Board has adopted, and periodically reviews, policies, procedures and controls designed to address these different types of risks. Under the Board’s supervision, the officers of the Fund, the Adviser, the Sub-Adviser and other service providers to the Fund also have implemented a variety of processes, procedures and controls to address various risks. In addition, as part of the Board’s periodic review of the Fund’s advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible.

         The Board requires officers of the Fund to report to the full Board on a variety of matters at regular and special meetings of the Board and its committees, as applicable, including matters relating to risk management. The Audit Committee also receives reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Fund’s Chief Compliance Officer, including separate meetings with the Independent Trustees in executive session, to discuss compliance matters and, on at least an annual basis, receives a report from the Chief Compliance Officer regarding the effectiveness of the Fund’s compliance program. The Board, with the assistance of Fund management, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, the Board receives reports from the Adviser and Sub-Adviser on the investments and securities trading of the Fund. With respect to valuation, the Board oversees a pricing committee comprised of Fund officers and Adviser personnel and has approved Fair Valuation procedures applicable to valuing the Fund’s securities, which the Board and the Audit Committee periodically review. The Board also requires the Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis.

Shareholder Communications

         Shareholders and other interested parties may contact the Board or any Trustee by mail. To communicate with the Board or any Trustee, correspondence should be addressed to the Board of Trustees or the Trustee with whom you wish to communicate by either name or title. All such correspondence should be sent c/o the Fund’s Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

Trustee Beneficial Ownership of Securities

         As of August 23, 2010, each Trustee beneficially owned equity securities of the Fund and other funds in the Fund Complex overseen by the Trustees in the dollar range amounts as specified below:

Aggregate Dollar Range of
	Dollar Range of Equity	Equity Securities Overseen by
Name of Trustee	Securities in the Fund	Trustee in the Fund Complex
Independent Trustees:
Randall C. Barnes	None	Over $100,000
Roman Friedrich III	$1-$10,000	$1-$10,000
Robert B. Karn III	None	$10,001-$50,000
Ronald A. Nyberg	$1 - $10,000	Over $100,000
Ronald E. Toupin, Jr.	None	None
Interested Trustee:
David C. Hooten	None	None

         As of August 23, 2010, each Trustee and the Trustees and officers of the Fund as a group owned less than 1% of the outstanding Shares of the Fund.

Board Meetings

         During the Fund’s fiscal year ended October 31, 2009, the Board held ten meetings, the Audit Committee held two meetings and the Nominating and Governance Committee held seven meetings.

         Each Trustee attended at least 75% of the meetings of the Board (and any committee thereof on which he serves) held during the Fund’s fiscal year ended October 31, 2009. It is the Fund’s policy to encourage Trustees to attend annual meetings of shareholders.

Trustee Compensation

         The Fund pays an annual retainer and fee per meeting attended to each Trustee who is not affiliated with the Adviser, the Sub-Adviser or their respective affiliates and pays an additional annual fee to the chairperson of the Board and the chairperson of any committee of the Board. The following table provides information regarding the compensation of the Fund’s Trustees for the Fund’s fiscal year ended October 31, 2009. The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this proxy statement.

	Compensation	Total Compensation
Name of Trustee(1)	From the Fund	From the Fund Complex
Randall C. Barnes	None	$199,375
Roman Friedrich III	$54,500	$54,500
Robert B. Karn III	None	$26,375
Ronald A. Nyberg	$53,000	$312,250
Ronald E. Toupin, Jr.	$54,500	$309,625

1) Trustees not eligible for compensation are not included in the above table.

Shareholder Approval

         The affirmative vote of a majority of the Shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting at which a quorum is present is necessary to elect a trustee nominee. Votes withheld will have the same effect as votes against a trustee nominee. “Broker non-votes” (i.e. Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter) will have no effect on the outcome of the vote on a trustee nominee.

Board Recommendation

         The Board of the Fund, including all of the Independent Trustees, unanimously recommends that you vote “FOR ALL” of the nominees for the Board of Trustees (Robert B. Karn III and Ronald E. Toupin, Jr.).

ADDITIONAL INFORMATION

Further Information About Voting and the Annual Meeting

         The holders of a majority of the Shares entitled to vote on any matter at a meeting present in person or by proxy shall constitute a quorum at such meeting of the shareholders for purposes of conducting business on such matter. Votes withheld and broker non-votes will be counted as Shares present at the Annual Meeting for quorum purposes.

         The Board has fixed the close of business on August 23, 2010 as the Record Date for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Annual Meeting. Shareholders of the Fund as of the close of business on the Record Date will be entitled to one vote on each matter to be voted on by the Fund for each Share held and a fractional vote with respect to fractional Shares with no cumulative voting rights.

         Whether or not you plan to attend the Annual Meeting, we urge you to complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided or vote your proxy via telephone or the Internet so your Shares will be represented at the Annual Meeting. Information regarding how to vote your proxy via telephone or the Internet is included on the enclosed proxy card. The required control number for Internet and telephone voting is printed on the enclosed proxy card. The control number is used to match proxy cards with shareholders’ respective accounts and to ensure that, if multiple proxy cards are executed, Shares are voted in accordance with the proxy card bearing the latest date. If you wish to attend the Annual Meeting and vote in person, you will be able to do so.You may contact the Fund at (866) 392-3004 to obtain directions to the site of the Annual Meeting.

         All Shares represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions marked thereon or otherwise as provided therein. If you sign the proxy card, but don’t fill in a vote, your Shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Annual Meeting, your Shares will be voted at the proxies’ discretion.

         Shareholders who execute proxy cards or vote proxies via telephone or the Internet may revoke them at any time before they are voted by filing with the Secretary of the Fund a written notice of revocation, by delivering (including via telephone or the Internet) a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

Adviser and Sub-Adviser

         Claymore Advisors, LLC, located at 2455 Corporate West Drive, Lisle, Illinois 60532, acts as the Fund's investment adviser. As of June 30, 2010, Claymore entities have provided supervision, management and/or servicing on approximately $15.3 billion in assets through closed-end funds, unit investment trusts and exchange-traded funds. Claymore Advisors, LLC is a wholly-owned subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $100 billion in assets under supervision. Guggenheim, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

         Manning & Napier Advisors, Inc. acts as the Fund’s investment sub-adviser. Manning & Napier has been a registered investment adviser since 1970. For more than 35 years, Manning & Napier has focused on managing clients’ investments through a variety of market conditions, including five bear markets. The firm manages approximately $25 billion for individuals, corporations, defined benefit pension plans, 401(k) choice plans, Taft-Hartley accounts, endowments, foundations and municipal retirement plans as of June 30, 2010. It remains an employee-owned firm, with 100% of the firm owned by full-time employees.

Administrator

         Claymore Advisors, LLC, located at 2455 Corporate West Drive, Lisle, Illinois 60532, serves as the Fund’s administrator.

Independent Registered Public Accounting Firm

         Ernst & Young LLP (“E&Y”) has been selected as the independent registered public accounting firm by the Audit Committee of the Fund and approved by a majority of the Fund’s Board, including a majority of the Independent Trustees, to audit the accounts of the Fund for and during the Fund’s fiscal year ended in 2009 and fiscal year ending in 2010. The Fund does not know of any direct or indirect financial interest of E&Y in the Fund.

         Representatives of E&Y will be available to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer questions if necessary.

Audit Fees

         The aggregate fees billed to the Fund by E&Y for professional services rendered for the audit of the Fund’s annual financial statements for the Fund’s fiscal year ended October 31, 2009 were approximately $37,000 and for the Fund’s fiscal year ended October 31, 2008 were approximately $38,700.

Audit-Related Fees

         The aggregate fees billed by E&Y and approved by the Audit Committee of the Fund for assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements (such fees relate to services rendered, and out of pocket expenses incurred, in connection with the Fund’s registration statements, comfort letters and consents) for the Fund’s fiscal year ended October 31, 2009 were approximately $6,300 and for the Fund’s fiscal year ended October 31, 2008 were $16,300. E&Y did not perform any other assurance and related services that were required to be approved by the Fund’s Audit Committee for such periods.

Tax Fees

         The aggregate fees billed by E&Y and approved by the Audit Committee of the Fund for professional services rendered for tax compliance, tax advice, and tax planning (such fees relate to tax services provided by E&Y in connection with the Fund’s excise tax calculations and review of the Fund’s tax returns) for the Fund’s fiscal year ended October 31, 2009 were approximately $6,900 and for the Fund’s fiscal year ended October 31, 2008 were approximately $6,000. E&Y did not perform any other tax compliance or tax planning services or render any tax advice that were required to be approved by the Fund’s Audit Committee for such periods.

All Other Fees

         Other than those services described above, E&Y did not perform any other services on behalf of the Fund for the Fund’s fiscal year ended October 31, 2009 and for the Fund’s fiscal year ended October 31, 2008.

Aggregate Non-Audit Fees

         The aggregate non-audit fees billed by E&Y for services rendered to the Fund, the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (not including a sub-adviser whose primary role is portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the Fund for the Fund’s fiscal year ended October 31, 2009 were approximately $13,200 and for the Fund’s fiscal year ended October 31, 2008 were approximately $22,300.

Audit Committee’s Pre-Approval Policies and Procedures

         As noted above, the Audit Committee is governed by the Audit Committee Charter, which is attached hereto as Appendix A, which includes Pre-Approval Policies and Procedures in Section IV of such Charter. Specifically, sections IV.C.2 and IV.C.3 of the Audit Committee Charter contain the Pre-Approval Policies and Procedures and such sections are included below.

    IV.C.2.   Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

       (a)     The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-
          approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

    IV.C.3.    Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the
        Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust
        (unless an exception is available under Rule 2-01 of Regulation S-X).

       (a)     The Chairman or any member of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser up to $10,000. All such delegated pre- approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

         The Audit Committee has pre-approved all audit and non-audit services provided by E&Y to the Fund, and all non-audit services provided by E&Y to the Adviser, or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Fund that are related to the operations of the Fund.

         None of the services described above for the Fund’s fiscal years ended October 31, 2009 and October 31, 2008 were approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Principal Shareholders

         As of the Record Date, to the knowledge of the Fund, no person beneficially owned more than 5% of the voting securities of any class of securities of the Fund, except as listed below:

	Class of	Share	Percentage
Shareholder Name and Address	Shares	Holdings	Owned
First Trust Portfolios L.P.	Common	302,555(1)	6.06%(1)
120 East Liberty Drive, Suite 400
Wheaton, Illinois 60187

(1) Based on information obtained from a Form 13G/A filed with the SEC on December 31, 2009.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 30(h) of the 1940 Act require the Fund’s officers and Trustees, certain officers of the Fund’s investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund’s Shares to file certain reports of ownership (“Section 16 filings”) with the SEC and the New York Stock Exchange. Based upon the Fund’s review of the copies of such forms effecting the Section 16 filings received by it, the Fund believes that for the Fund’s fiscal year ended October 31, 2009, all filings applicable to such persons were completed and filed in a timely manner.

Privacy Principles of the Fund

         The Fund is committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

         Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

         The Fund restricts access to non-public personal information about the shareholders to employees of the Adviser with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Deadline for Shareholder Proposals

         The Fund’s Amended and Restated By-Laws (the “By-Laws”) require compliance with certain procedures for a shareholder to properly make a nomination for election as a Trustee or to propose other business for the Fund. If a shareholder who is entitled to do so under the Fund’s By-Laws wishes to nominate a person or persons for election as a Trustee or propose other business for the Fund, that shareholder must provide a written notice to the Secretary of the Fund at the Fund’s principal executive offices.

         The notice must set forth: (a) as to each person whom the shareholder proposes to nominate for election as a Trustee (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of Trustees in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act and (ii) such person’s written consent to being named as a nominee and to serving as a Trustee if elected; (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration), the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such shareholder, as they appear on the Fund’s books, and of such beneficial owner, (ii) the class or series and number of Shares which are owned beneficially and of record by such shareholder and such beneficial owner, (iii) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such shareholder and such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, (iv) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned Shares) that has been entered into as of the date of the shareholder’s notice by, or on behalf of, such shareholder and such beneficial owners, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such shareholder or such beneficial owner, with respect to Shares of the Fund, (v) a representation that the shareholder is a holder of record of Shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (vi) a representation whether the shareholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Fund’s outstanding Shares required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from shareholders in support of such proposal or nomination. The Fund may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a Trustee of the Fund.

         To be timely, the notice must be delivered to the Secretary of the Fund at the Fund’s principal executive offices not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Fund).

         The foregoing description of the procedures for a shareholder properly to make a nomination for election as a Trustee or to propose other business for the Fund is only a summary and is not complete. A copy of the Fund’s By-Laws, which includes the provisions regarding the requirements for shareholder nominations and proposals, may be obtained by writing to the Secretary of the Fund at 2455 Corporate West Drive, Lisle, Illinois 60532. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Fund’s By-Laws.

         Shareholder proposals intended for inclusion in the Fund’s proxy statement in connection with the Fund’s 2011 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by the Fund at the Fund’s principal executive offices by May 2, 2011. Proposals made outside of Rule 14a-8 under the Exchange Act must be submitted, in accordance with the notice requirements of the Fund’s By-Laws, not earlier than the close of business on  May 26, 2011 nor later than the close of business on June 25, 2011 (which is also the date after which shareholder nominations and proposals made outside of Rule 14a-8 under the Exchange Act would not be considered “timely” within the meaning of Rule 14a-4(c) under the Exchange Act).

Expenses of Proxy Solicitation

         The cost of soliciting proxies will be borne by the Fund. Certain officers of the Fund and certain officers and employees of Claymore or its affiliates (none of whom will receive additional compensation therefore), may solicit proxies by telephone, mail, e-mail and personal interviews. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on September 23, 2010

    This Proxy Statement is available on the Internet at www.proxyvote.com.

Other Matters

         The management of the Fund knows of no other matters which are to be brought before the Annual Meeting. However, if any other matters not now known properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

         In the event a quorum is present at the Annual Meeting but sufficient votes to approve the Proposal is not received, proxies (including broker non-votes) would vote in favor of one or more adjournments of the Annual Meeting with respect to the Proposal to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

Very truly yours,

 /s/ J. Thomas Futrell

J. THOMAS FUTRELL
Chief Executive Officer

August 30, 2010

APPENDIX A

CLAYMORE FUNDS
AUDIT COMMITTEE CHARTER

I.     PURPOSE

         The Audit Committee is a committee of the Board of the Trust (see Appendix A for a list of funds that have approved this Audit Committee Charter). Its primary function is to assist the Board in fulfilling certain of its responsibilities. This Charter sets forth the duties and responsibilities of the Audit Committee.

         The Audit Committee serves as an independent and objective party to monitor the Trust’s accounting policies, financial reporting and internal control system, as well as the work of the independent auditors. The Audit Committee assists Board oversight of (1) the integrity of the Trust’s financial statements; (2) the Trust’s compliance with legal and regulatory requirements; (3) the independent auditors’ qualifications and independence; and (4) the performance of the Trust’s independent auditors. The Audit Committee also serves to provide an open avenue of communication among the independent auditors, Trust management, the personnel responsible for internal audit functions (if any) and the Board.

•	Trust management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

•	The independent auditors have the primary responsibility to plan and implement a proper audit, including consideration of the Trust’s accounting, reporting and internal control practices.

        The Audit Committee may have additional functions and responsibilities as deemed appropriate by the Board and the Audit Committee.

        Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Trust’s financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles.

II.     COMPOSITION

         The Audit Committee shall be comprised of three or more board members as determined by the Board, each of whom shall be an independent board member, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For purposes of the Audit Committee, a board member is independent if:

•	he or she is not an “interested person” of the Trust as that term is defined in the Investment Company Act of 1940; and

•	he or she does not accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the Trust (except in the capacity as a Board or committee member).

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         Each member of the Audit Committee shall be financially literate, as such qualification is interpreted by the Board in its business judgment (or must become financially literate within a reasonable time after his or her appointment to the Audit Committee). The Audit Committee will review the qualifications of its members and determine whether any of its members qualify as an “audit committee financial expert” as defined in Form N CSR. The Audit Committee will submit such determination to the Board for its final determination.

         The members and Chairman of the Audit Committee shall be elected by the Board annually and serve until their successors shall be duly elected and qualified.

         No member of the Audit Committee shall serve on the audit committee of more than three public companies with shares registered under the Securities Exchange Act of 1934, as amended, unless the Board determines that such simultaneous service would not impair the ability of the Audit Committee member to serve effectively on the Audit Committee. For purposes of counting an Audit Committee member’s audit committee service, service on the Trust’s Audit Committee, together with other audit committees within the Claymore fund complex, shall count as one public company.

III.     MEETINGS

         The Audit Committee shall meet two times annually, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chairman or a majority of the members of the Audit Committee upon reasonable notice to the other members of the Audit Committee.

         As part of its job to foster open communication, the Audit Committee shall meet annually with senior Trust management responsible for accounting and financial reporting and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee, or any of such other persons, believes should be discussed privately.

IV.     RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

     A.  Charter

      Review this Charter, annually, and recommend changes, if any, to the Board.

     B. Internal Controls

             1.   Review, annually, with Trust management and the independent auditors:

           (a) the organizational structure, reporting relationship, adequacy of resources and qualifications of the senior Trust management personnel responsible for accounting and financial reporting; and

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            (b)  their separate evaluation of the adequacy and effectiveness of the Trust’s system of internal controls, including those of the Trust’s service providers.

      2. Review, with Trust management and the independent auditors:

            (a)  the Trust’s plan related to the Trust’s systems for accounting, reporting and internal controls;

            (b)  the responsibilities, resources and staffing with respect to the activities in IV.B.2.(a) above; and

            (c)  any significant audit findings or recommendations related to the Trust’s systems for accounting, reporting and internal controls and Trust management’s response.

          3. Monitor procedures for the receipt, retention and treatment of complaints received by the Trust and/or the Audit Committee regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by officers and trustees of the Trust or employees of the Adviser, underwriter and any provider of accounting-related services to the Trust of concerns regarding questionable accounting or auditing matters.

          4. Review, annually, with Trust management and the independent auditors, policies for valuation of Trust portfolio securities, and the frequency and magnitude of pricing errors.

  C.     Independent Auditors

          1. Approve, and recommend to the Board, the appointment, retention or termination of the independent auditors, and approve the fees and other compensation to be paid to the independent auditors. Such selection shall be pursuant to a written engagement letter approved by the Audit Committee.

          2. Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2 01 of Regulation S-X).

            (a)  The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

          3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the

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engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2 01 of Regulation S-X).

            (a)  The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

          4. On an annual basis, request, receive in writing and review a report by the independent auditors describing:

            (a)  the independent auditors’ internal quality-control procedures;

            (b)  any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigations by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

            (c)  all relationships between the independent auditors and the Trust, so as to assess the auditors’ independence, including identification of all relationships the independent auditors have with the Trust and all significant relationships the independent auditors have with the Adviser (and any “control affiliate” of the Adviser) and any material service provider to the Trust (including, but not limited to, disclosures regarding the independent auditors’ independence required by Public Company Accounting Oversight Board Rule 3526 and compliance with the applicable independence provisions of Rule 2 01 of Regulation S-X).

          In assessing the auditors’ independence, the Audit Committee shall take into account the opinions of Trust management. The Committee will present its conclusions with respect to the independent auditors to the Board, and recommend that the Board take appropriate action, if any, in response to the independent auditors’ report to satisfy itself of the independent auditors’ independence.

          5. On an annual basis, review and evaluate the lead audit partner (such review to include consideration of whether, in addition to the regular rotation of the lead audit partner as required by law, in order to assure continuing auditor independence, there should be regular consideration of rotation of the firm serving as independent auditors).

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          6. On an annual basis, meet with the independent auditors and Trust management to review the arrangements for and scope of the proposed audit for the current year and the audit procedures to be utilized.

      7. Review the management letter prepared by the independent auditors and Trust management’s response.

  D.     Financial Reporting Processes

      1. If the Trust is a listed closed-end investment company,

            (a)  Review with Trust management and the independent auditors, (i) the Trust’s audited financial statements and recommend to the Board, if appropriate, that the audited financial statements be included in the Trust’s annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder and (ii) narrative disclosure analogous to the “Management’s Discussion of Fund Performance,” if any is included in such annual report to shareholders.

            (b)  Review with Trust management and the independent auditors the Trust’s semi-annual financial statements and narrative disclosure analogous to the “Management’s Discussion of Fund Performance,” if any is included in such semi-annual report to shareholders.

            (c)  Review the Trust’s policy and procedures with respect to declaring dividends and issuing dividend announcements and related press releases, as well as financial information and dividend guidance provided to analysts and rating agencies.

          2. Review with Trust management and the independent auditors the matters that auditing professional standards require to be communicated to the Audit Committee, including, but not limited to, the matters required to be discussed by Statement on Auditing Standards No. 114, including:

               •     the independent auditors’ judgments about the quality, and not just the acceptability, of the Trust’s accounting principles as applied in its financial reporting;

               •     the process used by Trust management in formulating estimates and the independent auditors’ conclusions regarding the reasonableness of those estimates;

               •     all significant adjustments arising from the audit, whether or not recorded by the Trust;

               •     when the independent auditors are aware that Trust management has consulted with other accountants about significant accounting and auditing matters, the independent auditors’ views about the subject of the consultation;

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               •     any disagreements with Trust management regarding accounting or reporting matters;

               •     any difficulties encountered in the course of the audit, including any restrictions on the scope of the independent auditors’ activities or on access to requested information; and

               •     significant deficiencies in the design or operation of internal controls.

          3. The independent auditors shall report, within 90 days prior to the filing of the Trust’s annual financial statements with the SEC, to the Audit Committee:

            (a)  all critical accounting policies and practices to be used;

            (b)  all alternative treatments of financial information within GAAP for policies and practices related to material items that have been discussed with Trust management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

            (c)  other material written communications between the independent auditors and Trust management including, but not limited to, any management letter or schedule of unadjusted differences; and

            (d)  all non-audit services provided to an entity in the “investment company complex” as defined in paragraph (f)(14) of Rule 2 01 of Regulation S-X that were not pre-approved by the Audit Committee.

          4. Review, annually, with Trust management and the independent auditors, the Trust’s “disclosure controls and procedures” and the Trust’s “internal control over financial reporting” as defined in Rule 30a 3(c) and (d) under the Investment Company Act of 1940.

          5. Review with Trust management and the independent auditors a report by Trust management covering any Form N CSR and Form N Q filed, and any required certification of such filing, along with the results of Trust management’s most recent evaluation of the Trust’s “disclosure controls and procedures” and “internal control over financial reporting.”

  E.     Process Improvements

      Review with the independent auditors and Trust management significant changes or improvements in accounting and auditing processes that have been implemented.

  F.     Legal and Compliance

          1. Review any legal or regulatory matters that arise that could have a material impact on the Trust’s financial statements.

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          2. Review policies and procedures with respect to financial statement risk assessment and risk management, including the steps Trust management has taken to monitor and control such risk exposures.

          3. Establish clear hiring policies for the Trust with respect to employees or former employees of the independent auditors.

  G.     Other Responsibilities

      1. Review, annually, the performance of the Audit Committee.

          2. If the Trust is a closed-end investment company, prepare the report required by Item 407(d)(3)(i) of Regulation S-K for inclusion in the Trust’s proxy statement if the proxy statement relates to the election of Board members of the Trust.

          3. Investigate any other matter brought to its attention within the scope of its duties, and have the authority in its discretion to retain legal, accounting or other experts or consultants to advise the Audit Committee, at the expense of the Trust, if, in the Committee’s judgment, that is appropriate.

          4. Perform any other activities consistent with this Charter, the Trust’s Charter, By-Laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

          5. Maintain minutes of Committee meetings; report its significant activities to the Board; and make such recommendations to the Board as the Audit Committee may deem necessary or appropriate.

V.       FUNDING

         The Audit Committee shall receive appropriate funding, as determined by the Audit Committee, for payment of (i) compensation to the independent auditors for approved audit or non-audit services for the Trust; (ii) compensation to any legal, accounting or other experts or consultants retained by the Audit Committee pursuant to Section IV.G.3 above and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

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BACKGROUND AND DEFINITIONS
FOR
AUDIT COMMITTEE CHARTER

         The following is supplemental information regarding the Audit Committee Charter designed to provide the Audit Committee background information and definitions to assist the Committee in fulfilling its responsibilities under the Charter.

I.      COMPOSITION

         An “audit committee financial expert” of a company is defined as a person who has all of the following attributes: (1) an understanding of generally accepted accounting principles (“GAAP”) and financial statements; (2) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the company’s financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and (5) an understanding of audit committee functions. An audit committee financial expert must have acquired such attributes through any one or more of the following: (1) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions (or active supervision of such persons); or (2) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (3) other relevant experience.

         If the Trust is listed on the New York Stock Exchange, at least one member of the Audit Committee must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

II.     RESPONSIBILITIES AND DUTIES

    A. Pre-Approval Not Required

     Under Section 10A(h)(i)(1)(B) of the Securities Exchange Act of 1934 and

Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Trust pursuant to Section IV.C. 2 is not required, if:

          1. the aggregate amount of all non-audit services provided to the Trust is no more than 5% of the total fees paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided;

          2. the services were not recognized by Trust management at the time of the engagement as non-audit services; and

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          3. such services are promptly brought to the attention of the Audit Committee by Trust management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

         Under Section 10A(h)(i)(1)(B) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(7)), pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Trust) pursuant to Section IV.C.3 is not required, if:

          4. the aggregate amount of all non-audit services provided is no more than 5% of the total fees paid to the Trust’s independent auditors by the Trust, the Adviser and any “control affiliate” of the Adviser providing ongoing services to the Trust during the fiscal year in which the non-audit services are provided;

          5. the services were not recognized by Trust management at the time of the engagement as non-audit services; and

          6. such services are promptly brought to the attention of the Audit Committee by Trust management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

  B.     Control Affiliate

     As used in Section IV.C.3, “control affiliate” means any entity controlling, controlled by, or under common control with the Adviser.

  C.     Prohibited Non-Audit Services

     Under Section 10A(g) of the Securities Exchange Act of 1934 and Rule 2-01 under Regulation S-X (Section (c)(4)), an auditor is not independent if, at any point during the audit and professional engagement period, the auditor provides certain non-audit services to an audit client. As referred to in Section IV.C.2, these prohibited non-audit services would include:

1. bookkeeping or other services related to the accounting records or financial statements of the Trust;

2. financial information systems design and implementation;

3. appraisal or valuation services, fairness opinions, or contribution- in-kind reports;

4. actuarial services;

5. internal audit outsourcing services;

6. management functions or human resources;

7. broker or dealer, investment adviser, or investment banking services;

8. legal services and expert services unrelated to the audit; and

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        9.   any other services that the Public Company Accounting Oversight Board determines are impermissible.

  D.     Other Definitions

     “Investment company complex” includes: (1) an investment company and its investment adviser or sponsor; (2) any entity controlled by or controlling an investment adviser or sponsor in (1) above, or any entity under common control with any investment adviser or sponsor in (1) above if the entity: (A) is an investment adviser or sponsor or (B) is engaged in the business of providing administrative, custodian, underwriter, or transfer agent services to any investment company, investment adviser, or sponsor; and (3) an investment company or entity that would be an investment company but for the exclusions provided by Section 3(c) of the 1940 Act that has an investment adviser or sponsor included in (1) and (2) above. Investment adviser does not include a subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. Sponsor is an entity that establishes a unit investment trust.

     “Disclosure controls and procedures” means controls and other procedures of a registered management investment company that are designed to ensure that information required to be disclosed by the investment company on Form N CSR and Form N Q is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by an investment company in the reports that it files or submits on Form N CSR and Form N Q is accumulated and communicated to the investment company’s management, including its principal executive officer or officers and principal financial officer or officers, or person performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     “Internal control over financial reporting” is a process designed by, or under the supervision of, the Trust’s principal executive and principal financial officers, or persons performing similar functions, and effected by the Trust’s Board, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and includes those policies and procedures that:

          1. Pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Trust;

         2. Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Trust are being made only in accordance with authorization of management and directors of the Trust; and

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          3. Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Trust’s assets that could have a material effect on the financial statements.

     The report to be prepared by the Audit committee to be included in the annual proxy statement is governed by Item 407(d)(3)(i) of Regulation S K, which requires each proxy statement relating to a shareholder meeting at which directors are to be elected to include a report, followed by the name of each Audit Committee member, stating whether: (1) the Committee has reviewed and discussed the audited financial statements with management, (2) the Committee has discussed with the independent auditors the matters required to be discussed by SAS 114, (3) the Committee has received the written disclosures and the letter from the independent auditors required by Public Company Accounting Oversight Board Rule 3526, and has discussed with the independent auditors their independence, and (4) based on the review and discussions referred to in paragraphs (1) through (3), the Audit Committee recommended to the Board that the audited financial statements be included in the Trust’s annual report to shareholders required by Section 30(e) of the Investment Company Act of 1940 and Rule 30d-1 thereunder.

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APPENDIX A

FUNDS THAT HAVE APPROVED THIS
AUDIT COMMITTEE CHARTER

Fund

Claymore Dividend & Income Fund
Claymore Exchange-Traded Funds Trust
 Claymore Exchange-Traded Funds Trust 2
Claymore/Guggenheim Strategic Opportunities Fund
Fiduciary/Claymore MLP Opportunity Fund
Guggenheim Enhanced Equity Income Fund
Madison/Claymore Covered Call & Equity Strategy Fund
TS&W/Claymore Tax-Advantaged Balanced Fund

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PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735
To vote by Mail

1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<XXXXX>1                  KEEP THIS PORTION FOR YOUR RECORDS

            DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CLAYMORE DIVIDEND & INCOME FUND

                   For All                  Withhold All          For All Except
1.      Election of Trustees:

Class III Nominees                                          O        O     O

01)  Robert B. Karn III

02)  Ronald E. Toupin, Jr.

To  withhold  authority  to  vote  for  any  individual  nominee(s),  mark  "For  All  Except"  and  write  the number(s)  of  the  nominee(s)  on  the  line  below.

___________________________________

2.      To  transact  such  other  business  as  may  properly  come  before  the  Annual  Meeting  or  any  adjournments  or postponements thereof.

Please  mark,  date,  sign  &  return  the  proxy  promptly  in  the  enclosed  envelope.

Please sign here exactly as your name appears in the records of the Fund and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in any other representative capacity, please give the full title under signature(s).

    _____________________________________________________________________
Signature [PLEASE SIGN WITHIN BOX]                                                                           Date

    _____________________________________________________________________
Signature (Joint Owners)                            Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Statement is available at www.proxyvote.com.

<XXXXX>2

Solicited by the Board of Trustees
Claymore Dividend & Income Fund
Annual Meeting of Shareholders
September 23, 2010

The annual meeting of shareholders of Claymore Dividend & Income Fund (the "Fund") will be held at the offices of the Fund, 2455 Corporate West Drive, Lisle, Illinois, 60532, on Thursday, September 23, 2010, at 8:00 a.m., Central time (the "Annual Meeting"). The undersigned hereby appoints Mark E. Mathiasen and Kevin M. Robinson, and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent and to vote all shares of the undersigned at the Annual Meeting and all adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters specified on the reverse side.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED AS TO THE PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.